Income taxes (Details 2) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Tax losses	$ 614,000	$ 649,000
Temporary differences	0	(3,000)
Less: valuation allowances	(541,000)	(469,000)
Net deferred tax assets / (liabilities)	108,000	142,000
Total deferred tax assets	108,000	145,000
ZHEJIANG TIANLAN
Tax losses	2,854,000	594,000
Allowance for doubtful accounts	5,680	6,188
Deferred government grant	154	583
Impairment losses on assets	5,978	6,940
Total deferred tax assets	$ 14,666	$ 14,305